Exhibit 10.16

EXECUTION VERSION

INCREASE AGREEMENT

This Increase Agreement (this “Agreement”), dated as of July 21, 2014 (the “Increase Effective Date”), is by and among NSA OP, LP and certain of its Subsidiaries party to the Credit Agreement referred to below (collectively, the “Borrowers”), NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (the “REIT”), NATIONAL STORAGE AFFILIATES HOLDINGS, LLC, a Delaware limited liability company (the “REIT Parent” and, together with the REIT, collectively, the “Guarantors”), the lender parties signatory hereto (each an “Expansion Lender” and collectively the “Expansion Lenders”) and KeyBank National Association, as Administrative Agent (the “Administrative Agent”) for the Lenders (as hereinafter defined). All capitalized terms used herein without definitions shall have the meanings given such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, the Credit Agreement, dated as of April 1, 2014 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), is by and among the Borrowers, the Guarantors, the Administrative Agent and the financial institutions which are or become a party thereto as lenders (each a “Lender” and, collectively, the “Lenders”);

WHEREAS, Section 2.16 of the Credit Agreement provides that the Borrowers may request, upon notice to the Administrative Agent and satisfaction of the conditions set forth in Section 2.16(b) (the “Increase Conditions”), that the Revolving Commitments and/or term loans made under the Credit Agreement be increased by an aggregate amount of up to $332,500,000;

WHEREAS, the Borrowers have requested that the Revolving Commitments and term loans made under the Credit Agreement be increased by an aggregate amount equal to $57,500,000 (the “Increase”), with such Increase being allocated $37,942,176.86 to the Revolving Commitments and $19,557,823.14 to the Term Loan, so that after giving effect to the Increase, the aggregate Revolving Commitments will equal $280,442,176.87 and the aggregate Term Loan will equal $144,557,823.13;

WHEREAS, each Expansion Lender has agreed to fund that portion of the Increase in the amounts and types of Loans set forth beside such Expansion Lender’s name on Annex 1 attached hereto.

WHEREAS, an updated Schedule 2, after giving effect to the Increase, is attached hereto as Annex 2; and

WHEREAS, the Administrative Agent is willing to give effect to the Increase provided that the Borrowers, the Administrative Agent and the Expansion Lenders enter into this Agreement;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.             Funding of Increase. Pursuant to Section 2.16 of the Credit Agreement, each Expansion Lender hereby agrees to fund, and make one or more loans in immediately available funds to the Borrowers on the Increase Effective Date in each case in an aggregate principal amount equal to that portion of the Increase in the applicable type of Loan in the amount set forth beside such Expansion Lender’s name on Annex 1 attached hereto (less the amount of Revolving Commitments and Term Loan being assigned to such Expansion Lender on the date hereof by existing Lenders, as applicable), with each Lender (including each Expansion Lender) having the resulting Revolving Commitment Amount, Revolving Commitment Percentage, Term Loan Commitment Amount (it being acknowledged that each Term Loan Commitment terminates upon the funding of the applicable Term Loan) and Term Loan Percentage set forth on the new Schedule 1.1 attached as Annex 2 hereto.  Each Expansion Lender will enter into an Augmenting Lender Agreement in substantially the form attached to the Credit Agreement as Exhibit K in connection with the Increase (each an “Augmenting Lender Agreement”).

2.             Amendment of Schedule 1.1.   Schedule 1.1 to the Credit Agreement is hereby amended to reflect the Lenders’ adjusted commitments and the increase in the Revolving Commitments and the Term Loan, as set forth on Annex 2 attached hereto.

3.             Affirmation and Acknowledgment. Subject to the terms of the Loan Documents, the Borrowers hereby ratify and confirm all of their Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrowers hereby affirm their absolute and unconditional promise to pay to the Lenders all Obligations under (and as defined in) the Credit Agreement, both before and after giving effect to this Agreement. The Guarantors hereby consent to the transactions contemplated by this Agreement and acknowledge and agree that the guaranties made by them contained in the Guaranty are, and shall remain, in full force and effect after giving effect to this Agreement.

4.             Representations and Warranties.  Each of the Borrowers and Guarantors hereby jointly and severally represents and warrants to the Lenders as follows:

(a)           The execution, delivery and performance of this Agreement by each Borrower and Guarantor (i) are within the authority of such Loan Party, (ii) have been duly authorized by all necessary proceedings on the part of such Loan Party and any general partner thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to such Loan Party, (iv) do not conflict with any provision of the organizational documents of such Loan Party or any general partner or manager thereof, and (v) do not contravene any provisions of, or constitute Default or Event of Default under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Loan Party or any of such Loan Party’s properties or in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of such Loan Party.

(b)           This Agreement (including the Increase) and the Credit Agreement and other Loan Documents constitute legal, valid and binding obligations of each Loan Party, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(c)           Other than approvals or consents which have been obtained (written copies of which have been furnished to the Administrative Agent), the execution, delivery and performance by the Borrowers and Guarantors of this Agreement (including the Increase), and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or any governmental agency or authority.

(d)           The representations and warranties made or deemed made by each Loan Party in the Loan Documents to which it is a party shall be true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the date of the making of such Loan or date of issuance of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date).  For purposes of this clause (d), the representations and warranties contained in Section 7.11 of the Credit Agreement shall

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be deemed to refer to the most recent statements furnished pursuant to Article IX of the Credit Agreement.

(e)           Both before and immediately after giving effect to this Agreement (including the Increase) and the transactions contemplated hereby, no Default or Event of Default under (and as defined in) the Credit Agreement has occurred and is continuing.

5.             Conditions Precedent.   This Agreement shall be deemed to be effective as of the Increase Effective Date, subject to the execution and delivery of the following documents, each in form and substance satisfactory to the Administrative Agent:

(a)           this Agreement executed and delivered by each Borrower, each Guarantor, the Administrative Agent, and the Expansion Lenders;

(b)           one or more Notes substantially in the form of Exhibit A to the Credit Agreement issued in favor of each of the Expansion Lenders reflecting their respective Revolving Commitments and Term Loans (the “New Notes”);

(c)           a certificate dated as of the date hereof signed by a duly authorized officer of each Borrower and Guarantor (i) certifying and attaching the resolutions adopted by each Borrower and Guarantor’s board of directors or trustees (or other appropriate governing body or Persons) authorizing the transactions described herein and evidencing the due authorization, execution and delivery of this Agreement, the New Notes and each of the other Loan Documents to which such Loan Party is a party executed in connection with the Increase, (ii) certifying that the organizational documents of each Borrower and Guarantor have not been amended, modified or rescinded since they were last furnished in writing to the Administrative Agent, and remain in full force and effect as of the date hereof, (iii) certifying that each Borrower and Guarantor is duly formed, validly existing and in good standing under the laws of such entity’s organization, and that there is no pending or to such officer’s knowledge, threatened proceeding for dissolution, liquidation or other similar matter with respect to any Borrower or Guarantor, (iv) certifying that, before and immediately after giving effect to the Increase and this Agreement, (A) the representations and warranties contained in Section 7 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the Increase Effective Date with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in such respects on and as of such earlier date) and except that for purposes hereof, the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Article IX of the Credit Agreement, (B) that there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of any of the Loan Parties since the date of the financial statements most recently delivered to the Administrative Agent pursuant to the Credit Agreement, and (C) no Default or Event of Default exists;

(d)           an Augmenting Lender Agreement executed and delivered by each Expansion Lender;

(e)           favorable opinions of counsel to the Borrowers and Guarantors acceptable to the Administrative Agent with respect to this Agreement and the Increase reflected herein and the New Notes; provided, that the Administrative Agent may, in its sole discretion, permit one or more such opinions to be delivered promptly following the effectiveness of this Agreement; and

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(f)            payment by the Borrowers in immediately available funds of the fees agreed to in connection with the Increase.

6.             Miscellaneous Provisions.

(a)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b)           This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.  The existence of this Agreement may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

BORROWERS:

NSA OP, LP

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

GSC MONTCLAIR, LP

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

COLTON HAWAIIAN GARDENS, LP

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SECURCARE OKLAHOMA I, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SECURCARE OKLAHOMA II, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SECURCARE COLORADO III, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

SECURCARE PROPERTIES I, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SECURCARE PROPERTIES II, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

NSA-OPTIVEST ACQUISITION HOLDINGS, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

NSA NORTHWEST HOLDINGS II, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SECURCARE PORTFOLIO HOLDINGS, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

NSA-NORTHWEST ACQUISITION HOLDINGS, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

AMERICAN MINI STORAGE-SAN ANTONIO, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SECURCARE OF COLORADO SPRINGS #602 GP, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

BANKS STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

ABC RV AND MINI STORAGE, L.L.C.

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

PORTLAND MINI STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

HPRH STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

BAUER NW STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

S AND S STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

FREEWAY SELF STORAGE, L.L.C.

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

ABERDEEN MINI STORAGE, L.L.C.

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

VANCOUVER MINI STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SALEM SELF STOR, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

BULLHEAD FREEDOM STORAGE, L.L.C.

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SECURCARE OF COLORADO SPRINGS 602, LTD.

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

EAST BANK STORAGE, L.L.C.

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

GSC ALLSAFE RIV-1, LP

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

GSC LEAVE IT RIV-2, LP

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

NSA-C HOLDINGS, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

NSA-COLTON HOLDINGS, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

NSA-G HOLDINGS, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

NSA-GSC HOLDINGS, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

DAMASCUS MINI STORAGE LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

SHERWOOD STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

GRESHAM MINI & RV STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

WILSONVILLE JUST STORE IT, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

TUALATIN STORAGE, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

ICDC II, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

GAK, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

WCAL, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

STOREMORE SELF STORAGE-PECOS ROAD, LLC

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

GUARANTORS:

NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust

By:	NATIONAL STORAGE AFFILIATES Holdings, LLC, its trustee

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	CFO

NATIONAL STORAGE AFFILIATES HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	CFO

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

EXPANSION LENDER:

BANK OF THE WEST

By:	/s/ Benjamin Arroyo
	Name:	Benjamin Arroyo
	Title:	Vice President - Syndications

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

EXPANSION LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Senior Vice President

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Michael P. Szuba
	Name:	Michael P. Szuba
	Title:	Vice President

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA JULY 2014)]

Annex 1

Expansion Lenders(1)

Expansion Lender	Revolving Commitment (Portion of Increase)	Term Loan Amount (Portion of Increase)
Bank of the West	$19,795,918.37	$10,204,081.63
Capital One, National Association	$23,095,238.10	$11,904,761.90

(1)  The amounts reflected for the Expansion Lenders in the table include a portion of the Revolving Commitments and Term Loan assigned to the Expansion Lenders by certain other Lenders on the date hereof that will not be funded as new loans on the date hereof

Annex 1 to Increase Agreement

Annex 2

SCHEDULE 1.1

Lender Commitments

Lender	Revolving Commitment Amount	Revolving Percentage	Term Loan Commitment Amount	Term Loan Percentage
KeyBank National Association	$49,489,795.92	17.6470588235%	$25,510,204.08	17.6470588235%
PNC Bank, National Association	$54,438,775.51	19.4117647059%	$28,061,224.49	19.4117647059%
Wells Fargo Bank, National Association	$54,438,775.51	19.4117647059%	$28,061,224.49	19.4117647059%
Morgan Stanley Senior Funding, Inc.	$46,190,476.19	16.4705882353%	$23,809,523.81	16.4705882353%
The Huntington National Bank	$32,993,197.28	11.7647058824%	$17,006,802.72	11.7647058824%
Capital One, National Association	$23,095,238.10	8.2352941176%	$11,904,761.90	8.2352941176%
Bank of the West	$19,795,918.37	7.0588235294%	$10,204,081.63	7.0588235294%
TOTAL	$280,442,176.87	100%	$144,557,823.13	100%

Schedule 1.1